                             [FIRST SCIENTIFIC LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 15, 2000


     The Annual Meeting of Shareholders (the "Annual Meeting") of First Scientific Inc., a Delaware corporation (the "Company"), will be held at the Little America Hotel and Towers, 500 South Main Street, Salt Lake City, Utah, on Wednesday, November 15, 2000, at 2:30 p.m., local time, for the following purposes:

1. To elect eight directors of the Company to serve until the 2001 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2. To ratify the appointment of Arthur Andersen LLP as the independent public accountants for the Company for the year ending December 31, 2000; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.


     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached to and made a part of this Notice.


     The Board of Directors has fixed the close of business on September 29, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                       By Order of the Board of Directors,



                         /s/ Randall L. Hales

                      Randall L. Hales
                      President and Chief Executive Officer

Ogden, Utah
October 4, 2000

                             [FIRST SCIENTIFIC LOGO]

                         1877 West 2800 South, Suite 200
                                 Ogden, UT 84401


                                 PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of First Scientific Inc., a Delaware corporation (the "Company" or "First Scientific"), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Little America Hotel and Towers, located at 500 South Main Street, Salt Lake City, Utah, on Wednesday, November 15, 2000, at 2:30 p.m., local time, and any adjournment or postponement thereof.

     This Proxy Statement, the enclosed proxy card, and the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, are being mailed on or about October 5, 2000, to Shareholders entitled to vote at the meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

     The close of business on September 29, 2000, has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 21,045,436 shares of Common Stock outstanding held of record by 376 shareholders.

Voting and Solicitation

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present at the Annual Meeting. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as defined below) will be counted for purposes of determining the presence or absence of a quorum. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock voting in person or by proxy at the Annual Meeting. In order to be adopted, the proposal to ratify the Company's appointment of the designated independent public accountants will require the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the same practical effect as a negative vote on the proposal to ratify the Company's appointment of the designated independent public accountants, but will have no effect on the vote for election of directors.

     The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of each of the eight nominees named below and FOR ratification of the appointment of the designated independent public accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, the shareholders will elect eight directors to serve until the 2001 Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Shareholders are not entitled to cumulate votes in the election of directors. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. The names of the nominees, their ages as of September 29, 2000, and certain other information about them are set forth below:


                    Name
                                               Age
Randall L. Hales                                33
Douglas R. Warren                               66
Edward B. Walker, Ph.D.                         46
Peter J. Sundwall, Jr., M.D. (1)                34
Gary L. Crittenden (2)                          46
Dan C. Jorgensen (2)                            61
E. Todd Heiner (1)                              39
Frank A. Cereska (2)                            59

(1) Member of the Compensation Committee
(2) Member of the Audit Committee

     There are no family relationships among any of the directors or executive officers of the Company.

     Mr. Hales was appointed as the Company's Chairman in August 2000. Mr. Hales has served as the Company's Chief Executive Officer and as a member of the Board since November 1999. Prior to November 1999, Mr. Hales served as the Company's Vice President of Sales and Marketing. Prior to joining the Company in May 1999, Mr. Hales was managing director of the glazed wall tile division of Daltile International in Dallas, Texas from March 1995. From 1990 until 1995, Mr. Hales was employed by David Weekley Homes, where he held various operations and management positions, including general manager of operations. Mr. Hales holds a B.S. degree in engineering from Brigham Young University.

     Mr. Warren has served as a member of the Board since September 1998. From September 1998 until November 1999, Mr. Warren was the President of the Company. Prior to that, he served as the President of Linco Industries, Inc. from 1990 until its merger with the Company in September 1998. Before joining Linco, Mr. Warren was the founder and owner of Warren's Restaurants in Ogden, Utah and was engaged in real estate development in Park City, Utah.

     Dr. Walker joined the Board in September 1998. He holds a B.S. degree from Weber State University and a doctorate degree in chemistry from Texas Tech University. After completing a post-doctoral fellowship in the Stanford University Department of Biochemical Pharmacology, Dr. Walker returned to Weber State University in 1981, where he is currently a professor of chemistry and director of the Utah Center of Excellence for Chemical Technology. Dr. Walker has received the Utah Governor's Medal for Science and Technology, Weber State University's Master Teacher Award, and is a Cortez Professor in the Honors Program at Weber State University. He has authored many scientific publications and two university-level chemistry textbooks. Since September 1998, Dr. Walker has been a consultant directing research and development for the Company.

     Dr. Sundwall joined the Board in September 1998. He holds a degree in Psychology (cum laude) and a master's degree in Educational Psychology and Doctor of Medicine degree (with honors) from the University of Utah. Dr. Sundwal1 completed his family practice residency at St. Peters Hospital in O1ympia, Washington, and entered private practice in June 1997. He is currently an associate physician with the American Fork Clinic, American Fork, Utah.

     Mr. Crittenden joined the Board in March 2000. He is currently the Executive Vice President and Chief Financial Officer of American Express. Prior to joining American Express in June 2000, Mr. Crittenden was senior vice president and CFO of Monsanto Chemical Company, executive vice president and chief financial officer of Sears Roebuck and Company from 1996 through 1998, and senior vice president and chief financial officer of Melville Corporation, Rye, New York from 1994 to 1996. Mr. Crittenden has also served as a consultant to Bain & Company in Boston, where he also held senior management and marketing positions. Mr. Crittenden serves on the board of directors for Ryerson-Tull and Wilson's The Leather Expert. Mr. Crittenden earned a bachelor's degree from Brigham Young University and an MBA degree from Harvard University.

     Mr. Jorgensen joined the Board in March 2000. Since 1994, Mr. Jorgensen has been president of Jorgensen Associates, a consulting firm specializing in energy, financial services and investment projects in developing countries and Russia. From 1986 to 1994, Mr. Jorgensen was a senior executive at AIG working on debt recovery projects in third world nations and director of AIG business in the former Soviet Union, where he founded the Russian American Investment Bank. From 1965 to 1986, Mr. Jorgensen was a senior executive at Citicorp working in corporate lending, foreign exchange, investment banking and risk management. He founded Citicorp Insurance USA and Citicorp Insurance Bermuda. Mr. Jorgensen serves on several boards including Conseco Bank (Utah), The Utah Symphony, Snow College Foundation (Utah), and Foundation Jean Monnet pour l' Europe (Switzerland). Mr. Jorgensen holds a bachelor's degree from Brigham Young University and an MBA degree from Harvard University.

     Mr. Heiner joined the Board in March 2000. He is Vice President, National Sales and Operations, of Voicestream Wireless Corporation. As one of that company's first 10 employees, Mr. Heiner has also held positions of director of sales, managing director and executive director. A former employee of McCaw Cellular, Mr. Heiner was instrumental in launching the first cellular services in Utah and Idaho in 1986. He received a B.A. in Communications from Utah State University in 1985.

         Mr. Cereska joined the Board in March 2000. He was vice president and general manager of feminine care and adult incontinence care products for Paragon Trade Brands, Inc., prior to his retirement from Paragon in June 2000. He also previously worked as senior vice president of infant care products manufacturing for Paragon. Before joining Paragon, Mr. Cereska held senior management positions with Thiokol Corporation (Cordant Technologies) and managed several manufacturing facilities for Kimberly-Clark Corporation. He received a B.S. Degree from Western Michigan University in 1965 and a M.S. in Physical and Biological Sciences from Syracuse University in 1969.


Meetings and Committees of the Board of Directors

     During 1999, the Board met four times and took action by unanimous written consent on eight occasions, and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board or the committees of the Board on which he serves. The Board has an Audit Committee and a Compensation Committee. There is no standing nominating committee.

     The Audit Committee was organized in 2000 and consists of independent directors Crittenden (Chair), Cereska and Jorgensen. All members of this committee are independent (non-employee) directors. The Audit Committee recommends the engagement of independent public accountants to audit the financial statements of the Company and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls.

     The Compensation Committee was organized in 2000 and consists of independent directors Heiner (Chair) and Sundwall. The Compensation Committee's functions are to establish and administer the Company's policies regarding compensation and administers the Company's Stock Option Plan (the "Stock Plan").

Director Compensation

     The Company pays a fee of $500 to its outside directors for each meeting they attend in person. The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.


Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.


                                 PROPOSAL NO. 2
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


           Effective August 1, 2000, the Company engaged Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants for the year ending December 31, 2000. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

           A representative of Arthur Andersen is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

                  INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of September 29, 2000, for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table of this Proxy Statement (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of the shareholder is the Company's principal executive offices, 1877 West 2800 South, Suite 200, Ogden, Utah 84401.

                                                                             Amount and
                                                                             Nature of        Percent of
                                                                             Beneficial      Common Stock
Name and Address of Beneficial Owner                                         Ownership(1)      Outstanding
-----------------------------------------------------------------------------------------------------------
Darrell J. Saunders                                                        2,191,450            10.4%
   998 Fifth Street
   Ogden, Utah 84401
Charles L. Crittenden (2)                                                  1,991,452             9.5%
   2334 Filmore
   Ogden, Utah 84401
Aspen Capital Resources, LLC (3)                                           1,806,156             7.9%
   8989 S. Schofield Cir.
   Sandy, Utah 84093
Edward B. Walker                                                           5,434,170            25.8%
   Director
Douglas R. Warren(4)                                                       2,016,118             9.5%
   Director
E. Todd Heiner (5)                                                           964,000             4.5%
   Director
Randall L. Hales(6)                                                          350,000             1.6%
   Chief Executive Officer, Chairman
Peter Sundwall(6)                                                             50,000                *
   Director
Bradley K. Andrews (6)                                                        40,000                *
   Chief Operating Officer
John L. Theler (6)                                                            40,000                *
   Chief Financial Officer
Gary Crittenden(6)                                                            24,500                *
   Director
Dan C. Jorgensen(6)                                                           24,500                *
   Director
Frank Cereska (6)                                                             14,000                *
   Director

All directors and executive officers as a group (10 persons)               8,957,288            40.5%

---------------------------
* Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or convertible within 60 days of September 29, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.

(2) Charles Crittenden, a former director of the Company, is the father of Gary Crittenden, and disclaims beneficial ownership of any shares of the Company's Common Stock held by Gary Crittenden.

(3) Consists of 1,806,156 shares of common stock underlying 4,000 shares of convertible preferred stock and related preferred stock dividends which are convertible within 60 days of September 29, 2000.

(4) Consists of 1,838,118 shares of common stock and 178,000 shares of common stock issuable upon exercise of stock options which are exercisable currently or within 60 days of September 29, 2000.

 (5) Consisting of 633,333 shares of common stock, 14,000 shares of common stock issuable upon exercise of stock options which are exercisable currently or within 60 days of September 29, 2000, and 316,667 shares of common stock issuable upon the exercise of warrants which are exercisable currently or within 60 days of September 29, 2000

(6) Consisting of shares of common stock issuable upon exercise of stock options which are exercisable currently or within 60 days of September 29, 2000.


                EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

Summary Compensation Table

           The following table sets forth certain information concerning the compensation earned by (a) the individuals who served as the Company's Chief Executive Officer during the year ended December 31, 1999, (b) the four other most highly compensated individuals who served as executive officers of the Company during the year ended December 31, 1999 whose compensation was $100,000 or more, and (c) each such individual for the Company's two preceding years.


                                                                                       Long Term Compensation
                               Annual Compensation                                             Awards
                             ----------------------------------- --------------------------------------------
                                                                                        Securities Underlying         All Other
                                                                     Other Annual            Options (#)            Compensation
Name and Principal Position(1)            Year     Salary($)       Compensation($)                                         ($)
Randall L. Hales,                         1999      58,650                    --                  500,000                   --
     Chairman and CEO                     1998          --                    --                       --                   --
                                          1997          --                    --                       --                   --

Douglas R. Warren                         1999      81,237                10,000                  100,000                   --
     President and CEO(2)                 1998      29,298                    --                  120,000                   --
                                          1997          --                    --                       --                   --

(1) This table does not include John L. Theler, who was hired in July 2000 as the Company's Chief Financial Officer, or Bradley K. Andrews, who became the Company's Chief Operating Officer in August 2000. For the year ending December 31, 2000, Messrs. Theler and Andrews will each be paid an annual salary of $110,000. Additionally, Messrs. Theler and Andrews were also each granted an option to purchase 100,000 shares of the Company's common stock at an exercise price of $3.00 per share. Options to purchase the first 40,000 shares vested at the date of grant, options to purchase the next 30,000 shares will vest on the first anniversary of the date of grant, and options to purchase the final 30,000 shares will vest on the second anniversary of the date of grant.

 (2)        Mr. Warren resigned as President and CEO on November 17, 1999.  Mr.
            Hales was appointed by the Board of Directors to replace Mr. Warren at that time.




Option Grants in Last Year


           The following table provides certain information with respect to stock options granted to the Named Executive Officers during the year ended December 31, 1999. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the shares subject to such options based on assumed annual compounded rates of stock price appreciation during the option term.


                                                Individual Grants(1)
                                 ----------------------------------------------------
                                                    Percent of                                       Porential Realizable Value at
                                   Number of      Total Options     Exercise                         Assumed Annual Rates of Stock
             Name                 Securities        Granted to      Price or                         Price Appreciation for Option
                                  Underlying       Employees in    Base Date                                    Term(2)
                                    Options           Fiscal       Per Share       Expiration     ---------------------------------
                                  Granted(#)        Year(%)(3)       ($/sh)          Date(1)            5%($)             10%($)
                                 --------------  --------------- ---------------  -------------   ----------------- ---------------
Douglas R. Warren                      100,000         11.2          0.75          8/30/06            $158,568           $233,050

                                       250,000         28.0          0.75          5/12/06            $146,168           $252,572
Randall L. Hales                       250,000         28.0          1.25         11/22/06            $271,419           $457,626



(1) Options vest as follows: Options to purchase 40% of the shares vested at the date of grant, options to purchase the next 30% of the shares vest one year from the date of grant, and options to purchase the remaining 30% vest two years from the date of grant. The options expire five years from the date of vesting.

(2) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the option holder's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

 (3) The Company granted stock options representing 894,000 shares of Common Stock to employees in the year ended December 31, 1999.


Aggregated Option Exercises in Last Year and Year End Option Values

           The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the year ended December 31, 1999 and the year-end value of unexercised options held by the Named Executive Officers.



                                                                 Number of Securities
                                           Value Realized       Underlying Unexercised              Value of Unexercised
                                           (Market Price              Options at                    In-the-Money Options
                           Number of        at Exercise               Year-End(#)                    at Year-End($)(1)
                        Shares Acquired    Less Exercise   -----------------------------------------------------------------------
           Name         on Exercise(#)       Price)($)      Exercisable      Unexercisable     Exercisable      Unexercisable
--------------------- -----------------------------------------------------------------------------------------------------------
Randall L. Hales             None              N/A           200,000           300,000          150,000            225,000

Douglas R. Warren            None              N/A           148,000            72,000          148,000             72,000


(1) Value is based on the fair market value of the Company's Common Stock on December 31, 1999, less the exercise price.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

           On August 1, 2000, the Company appointed Arthur Andersen to replace Hansen Barnett & Maxwell ("Hansen Barnett") as independent public accountants of the Company. Hansen Barnett's services as the Company's independent public accountants terminated on the same date.

           The report of Hansen Barnett on the Company's consolidated financial statements for the years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report on the consolidated financial statements included an explanatory paragraph with respect to the Company being in the development stage and its having suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

           The decision to engage Arthur Andersen as the Company's independent public accountants was approved by the Company's Board of Directors.

           In connection with the audits for the years ended December 31, 1999 and 1998, and through the interim period ended August 1, 2000, there were no disagreements or "reportable events" with Hansen Barnett as described in Item
304(a)(1)(iv) of Regulation S-B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hansen Barnett would have caused it to make reference thereto in its report on the consolidated financial statements for the years ended December 31, 1999 and 1998.

           Hansen Barnett provided to the Company a letter addressed to the SEC stating that it had reviewed the disclosure provided in the Current Report filed by the Company on August 7, 2000 to report the change and that it had no disagreement with the relevant portions of the disclosure contained in such Current Report, which is repeated here, pursuant to the requirements of Item

304(a)(3) of Regulation S-B. A copy of such letter, dated as of August 1, 2000, was filed as Exhibit 16 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 7, 2000.

                              CERTAIN TRANSACTIONS

           In September 1998, the Company entered into a private consulting agreement with Jerral R. Pulley, now a former director, to consult on marketing and market development. The agreement was for $10,000 per month, and had a one-year initial term, renewable for additional one-year terms.

           Also in September 1998, the Company entered into an agreement with Dr. Edward B. Walker to consult on product research and development for a period of three years. Under the agreement, Dr. Edwards's was to be paid $7,000 per month for the first year, $8,000 per month for the second year, and $9,000 per month for the third year.

           In November 1999, the Company entered into an agreement with the Company's former Chief Executive Officer, Douglas R. Warren for $5,000 per month for general business consulting. The agreement has a term of 24 months.

           SHAREHOLDER PROPOSALS FOR 2001 ANNUAL SHAREHOLDERS' MEETING

           The Company anticipates that its annual meeting in 2001 will be held during the month of May 2001. Proposals of shareholders intended to be included in the Company's proxy statement for the Company's 2001 Annual Meeting of Shareholders must be received by First Scientific Inc., Attn: Secretary at 1877 West 2800 South, Suite 200, Ogden, Utah 84401, no later than December 8, 2000. If the Company is not notified of a shareholder proposal by such date, then the proxies held by management of the Company provide discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement.


              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

           To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements, with the exception that Randall L. Hales filed a late Form 3 in September 2000.

                                  OTHER MATTERS

           The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

           It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,


                                          Randall L. Hales
                                          Ogden, Utah
                                          October 2, 2000

                                   APPENDICES

1.       FORM OF PROXY

                                   PROXY CARD

                              FIRST SCIENTIFIC INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              FIRST SCIENTIFIC INC.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 2000

     The undersigned shareholder of First Scientific Inc. (the "Company"), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 2, 2000, and hereby appoints Randall L. Hales, Proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2000 Annual Meeting of Shareholders of the Company to be held on Wednesday, November 15, 2000, at 2:30 p.m., local time, at the Little America Hotel & Towers, located at 500 South Main Street, Salt Lake City, Utah and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to cast if personally present.

     ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.



SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
SIDE                                                                        SIDE

           Please mark your
   /x/     vote as in this
           example.

The Company's Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR each of the other proposals.

1. To elect eight directors of the Company to serve until the 2001 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

/   /  FOR     /    / WITHHOLD AS TO ALL              /    /  FOR ALL EXCEPT

     (Instructions: If you mark the "FOR ALL EXCEPT" category above, indicate the nominees as to which you desire to withhold authority by striking a line through the name of such nominee(s) in the list below:)

     Randall L. Hales                                         Gary L. Crittenden

     Douglas R. Warren                                        Dan C. Jorgensen

     Edward B. Walker                                         E. Todd Heiner

     Peter J. Sundwall, Jr., M.D.                             Frank A. Cereska

2. To ratify the appointment of Arthur Andersen LLP as the independent public accountants for the Company for the year ending December 31, 2000.

     /    /  FOR           /    /  AGAINST           /    /  ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign and date this Proxy where shown below and return it promptly:


Signed:                                                                Date:
                                               , 2000

SIGNATURE(S)




--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.